UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

___________

FORM 8-K

___________

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 26, 2017

STERLING CONSOLIDATED CORP.
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-183246	45-1840913
(Commission File Number)	(IRS Employer Identification No.)

1105 Green Grove Road, Neptune, NJ	O7753
(Address of Principal Executive Offices)	(Zip Code)

732-918-0004

(Registrant’s telephone number, including area code):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01             Entry into a Material Definitive Agreement.

On December 26, 2017, Sterling Consolidated Corp. (“SCC” or the “Company”) entered into Non-Qualified Option Agreements (“Option Agreements”) with certain officers, directors employees and consultants, pursuant to the approval of the SCC Board of Directors on December 18, 2017. The Option Agreements provide that the options are fully vested upon issuance, and may be exercised for four or five year periods, depending upon the identity and position of the option grantee. The options may be exercised to purchase the Company’s common stock at an exercise price per option is $0.03 per share. The Option Agreements also provide for cashless and net exercise, restrictions on transferability, and certain termination provisions for cause.

Specific grants of options pursuant to the Option Agreements are as follows:

Name and Title of Optionee	Number of Options Granted	Exercise Period

Angelo DeRosa, Chairman	3,100,000	5 Years

Darren DeRosa, CEO	3,100,000	5 Years

Scott Chichester, CFO*	3,100,000	4 Years

Madison Park Advisors Corp.*	500,000	4 Years

Fred Zink, SCC Employee	500,000	4 Years

John Magoulis, SCC Employee	500,000	4 Years

*Scott Chichester, CFO is the beneficial owner of Madison Park Advisors.

The foregoing discussion of the Option Agreement does not purport to be complete and is qualified in its entirety by reference to such “Form of Sterling Consolidated Corp. Non-Qualified OptionAgreement,” which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 3.02             Unregistered Sales of Equity Securities

The options granted by the Option Agreements are unregistered securities and are issued under exemption from the Securities Act of 1933. Any shares of Common Stock issued upon exercise will bear a restrictive legend under Rule 144 and other legends regarding restriction on transferability per the Option Agreements.

Item 9.01            Financial Statements and Exhibits

Exhibit No.	Description
10.1	Form of Sterling Consolidated Corp. Non-Qualified Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CONSOLIDATED CORP.

Dated: December 26, 2017	/s/ Darren DeRosa
Darren DeRosa
Chief Executive Officer, Chief Financial Officer & President